Greenstone Acquisition	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
GREENSTONE ACQUISITION	GREENSTONE ACQUISITION
On May 13, 2024, the Company acquired 100% of the issued and outstanding shares of OMF Fund II (SC) Ltd., subsequently renamed PAG Holding Corp. (“PAGH”), an entity that holds a 40% interest in Greenstone, from certain funds managed by Orion Mine Finance Management LP (collectively, “Orion”) for total consideration of $960.9 million. The acquisition resulted in the Company owning 100% and obtaining control of Greenstone.
Prior to the completion of the Greenstone Acquisition, Greenstone was a joint operation in which the Company had a 60% interest and the Company’s share of Greenstone’s assets, liabilities, revenues and expenses was proportionately consolidated. The Greenstone Acquisition was accounted for as a business combination achieved in stages.
5.    GREENSTONE ACQUISITION (CONTINUED)
The total purchase price, consisting of the acquisition-date fair value of total consideration transferred and the Company’s previously held interest in Greenstone immediately prior to the acquisition date, is as follows:

	Preliminary	Adjustment(3)	Final
Cash consideration	$705,037	$—	$705,037
Deferred cash consideration(1)	38,254	—	38,254
Share consideration(2)	217,640	—	217,640
Total consideration transferred	960,931	—	960,931
Fair value of previously held 60% interest in Greenstone(3)	1,645,914	72,153	1,718,067
Total purchase price	$2,606,845	$72,153	$2,678,998
(1)    As part of the consideration for the Greenstone Acquisition, the Company issued a non-interest-bearing promissory note to Orion with a principal amount of $40.0 million (the “Orion Note”) and maturity date of December 31, 2024. The acquisition-date fair value of the Orion Note of $38.3 million was calculated as the present value of the future cash flows discounted using a market rate of interest for similar instruments. The Orion Note was paid in full on December 30, 2024.
(2)    The fair value of the 42.0 million common shares issued to Orion was determined based on the Company’s quoted common share price of C$7.09 per share on the acquisition date.
(3)    The fair value of the Company’s previously held 60% interest in Greenstone was measured on a provisional basis at the acquisition date, pending completion of the valuation process which was finalized at December 31, 2024.
The difference of $72.2 million in the final fair value of the Company’s previously held 60% interest in Greenstone as compared to the provisional fair value was mainly related to mineral properties, plant and equipment and the associated deferred tax liabilities as set out below. The Company recognized a gain of $579.8 million before income taxes in other income for the year ended December 31, 2024 on remeasurement of its 60% share of assets and liabilities of Greenstone held immediately before the business combination to their acquisition-date fair values, net of the cumulative foreign currency translation loss of $31.9 million reclassified to net income ($397.9 million, net of deferred income tax expense of $181.9 million).
The total purchase price was allocated to the identifiable assets acquired and liabilities assumed, based on their acquisition-date fair values. The following table summarizes the acquisition-date fair values and recognized amounts of the assets acquired and liabilities assumed as of the acquisition date, certain of which were measured on a provisional basis at the acquisition date and finalized at December 31, 2024.

Assets (liabilities)	Preliminary	Adjustment(4)	Final
Cash and cash equivalents	$2,361	$—	$2,361
Receivables	7,379	—	7,379
Inventories	42,146	5,524	47,670
Restricted cash	15,716	—	15,716
Mineral properties, plant and equipment	3,685,753	(55,498)	3,630,255
Other assets	8,954	—	8,954
Accounts payable and accrued liabilities	(98,930)	—	(98,930)
Deferred revenue(1)	(138,167)	1,122	(137,045)
Reclamation and closure cost provision	(29,227)	(3,507)	(32,734)
Deferred income tax liabilities	(725,619)	125,157	(600,462)
Other liabilities(2)	(163,521)	(645)	(164,166)
Fair value of net assets acquired(3)	$2,606,845	$72,153	$2,678,998
(1)    The deferred revenue assumed on acquisition relates to the Stream Arrangement that Orion previously entered into with a third party (note 14(a)).
(2)    Other liabilities include a contingent consideration derivative liability from a prior acquisition (the “Greenstone Contingent Consideration”) (note 16(b)(iii)), an equipment financing facility (the “Equipment Facility”) (note 17(a)), and lease liabilities.
(3)    The total fair value of net assets acquired includes the Company’s share of assets and liabilities of Greenstone immediately before the business combination.
(4)    The fair values of inventories, mineral properties, plant and equipment, deferred revenue, reclamation and closure cost provision, deferred income tax liabilities and the Greenstone Contingent Consideration were measured on a provisional basis at the acquisition date, pending completion of the valuation process which was finalized at December 31, 2024.
5.    GREENSTONE ACQUISITION (CONTINUED)
The Company retained an independent valuation specialist to assist with determination of the fair values of certain assets acquired and liabilities assumed. The fair value of inventories was estimated based on the expected future cash flows from sales of gold produced less estimated costs to convert the inventories into saleable form and associated selling costs. The fair value of mineral properties was estimated using a discounted cash flow model for mineral reserves and an in-situ value for unmodelled mineral resources. Significant inputs used in determining the fair value of mineral properties include estimates of the appropriate discount rate, foreign exchange rates, future gold prices, production based on current estimates of mineral reserves, and future operating and capital expenditures. The fair value of plant and equipment was estimated based on the estimated replacement cost. The fair values of deferred revenue, reclamation and closure cost provision, the Greenstone Contingent Consideration and the Equipment Facility were estimated using discounted cash flow models using discount rates that reflect the risks inherent in the expected future cash flows at the acquisition date. Significant inputs used in determining the expected future cash flows associated with the Stream Arrangement deferred revenue include estimates of the quantities and timing of future gold deliveries and future gold prices. Significant inputs used in determining the expected future cash flows associated with the reclamation and closure cost provision include timing of expenditures required to settle the obligation. Significant inputs used in determining the expected future cash flows associated with the Greenstone Contingent Consideration include assumptions related to the achievement of production milestones and future gold prices.
Upon finalization of the fair value measurement of the assets acquired and liabilities assumed, the Company retrospectively adjusted the provisional amounts recognized at the acquisition date. As a result, the Company recognized an increase of $109.5 million before tax in the gain on remeasurement of its previously held 60% interest in Greenstone ($75.1 million, net of deferred income tax expense of $34.4 million) and additional cost of sales of $5.4 million in net income for the nine months ended September 30, 2024.
Transaction costs incurred in connection with the acquisition totaling $0.8 million were expensed and presented as professional fees within general and administration expense.
Consolidated revenue for the year ended December 31, 2024 includes the revenue of PAGH since the acquisition date in the amount of $113.7 million. Consolidated net income for the year ended December 31, 2024 includes the net income of PAGH since the acquisition date in the amount of $14.2 million. Had the transaction occurred on January 1, 2024, there would be no impact to the consolidated revenue for the year ended December 31, 2024 and pro-forma unaudited net income for the year ended December 31, 2024 would have been approximately $335.1 million.